SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        August 2, 2005
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          DELAWARE                       0-12182              95-3647070
 _____________________________         ____________         _____________
State or Other Jurisdiction of         Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                    Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 2, 2005, the Registrant's Board of Directors, acting pursuant to recommendations of its Compensation Committee, and based on the Compensation Committee's consultations with an independent compensation consultant and consideration of other relevant factors and information, approved changes effective September 1, 2005 to the cash compensation of non-employee directors. Among other matters, the base annual retainer was increased from $15,000 to $30,000, and fees for attending Board meetings and meetings of Board committees were eliminated. The revised summary of cash compensation arrangements with non-employee directors is filed as Exhibit
10.1 to this Report on Form 8-K. There were no changes made to the non-cash equity compensation of non-employee directors, which continues to be governed by the provisions of the Registrant's 2004 Incentive Stock Plan.


                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.


     August 4, 2005               By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)